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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported):  January 10, 2001

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)

           DELAWARE                      0-29092            54-1708481
(State or Other Jurisdiction of       (Commission         (IRS Employer
       Incorporation)                 File Number)      Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA       22102
             (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800

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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

         On January 10, 2001, Primus Telecommunications Group, Incorporated completed the sale of 2,862,254 restricted shares of its common stock, par value $.01 per share, to Inktomi Corporation for consideration of $10,000,000 cash. The investment by Inktomi Corporation is a part of the strategic alliance created by the to companies in June 2000. The Company issued a press release on January 10,2001 announcing the completion of such transaction, filed herewith as
Exhibit 99.1

ITEMS 6.   NOT APPLICABLE.

ITEMS 7.  c) Exhibits

             Exhibit 99.1 Press Release dated January 10, 2001, issued by the Company.

ITEMS 8.   NOT APPLICABLE.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED

                           By: /s/ Neil L. Hazard
                               -------------------------------------------
                               Neil L. Hazard
                               Executive Vice President
                               and Chief Financial Officer

Date:  January 11, 2000